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                                                                    EXHIBIT 10.2

                                    GUARANTY

GUARANTY: To induce Bank One, NA, a national banking association having its principal office in Chicago, Illinois, directly or through any of its branches, offices, subsidiaries or affiliates (collectively, the "Lender"), in its sole discretion, to make loans or extend or continue credit, including letters of credit and Rate Management Transactions (as defined below), to DAISYTEK CANADA, a CORPORATION, and existing under the laws of CANADA (the "Borrower"), whether to the Borrower alone or to the Borrower and others, and because the undersigned (the "Guarantor") has determined that executing this Guaranty is in its interest and to its financial benefit, the Guarantor, as primary obligor and not merely as surety, absolutely and unconditionally guarantees to the Lender the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future indebtedness, obligation and liability of every kind, nature and character, direct or indirect, absolute or contingent (including, without limitation, all renewals, extensions and modifications thereof; and all interest, fees and other monetary obligations incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Lender howsoever and whensoever created, arising, evidenced or acquired (the "Obligations"). The Guarantor further agrees to pay all costs and expenses including, without limitation, all court costs and attorneys' and paralegals' fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Lender in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, the Borrower, the Guarantor or any other guarantor of all or any part of the Obligations (such costs and expenses, together with the Obligations, collectively the "Guaranteed Debt"). The Guarantor further agrees that the Guaranteed Debt may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. The term "Rate Management Transaction", as used herein, means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between Borrower and Lender which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

NATURE OF GUARANTY: This Guaranty is a guaranty of payment and not of collection. The Guarantor waives any right to require the Lender to sue the Borrower, any other guarantor, or any other person obligated for all or any part of the Guaranteed Debt, or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Debt.

NO DISCHARGE OR DIMINISHMENT OF GUARANTY: Except as otherwise provided herein and to the extent provided herein, the obligations of the Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Debt), including: any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Debt, by operation of law or otherwise; any change in the corporate existence, structure or ownership of the Borrower or any other guarantor of or other person liable for any of the Guaranteed Debt, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or any other guarantor of or other person liable for any of the Guaranteed Debt, or their assets or any resulting release or discharge of any obligation of the Borrower, or any other guarantor of or other person liable for any of the Guaranteed Debt; or the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Borrower, any other guarantor of the Guaranteed


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Debt, the Lender, or any other person, whether in connection herewith or in any unrelated transactions. The obligations of the Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Debt or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by Borrower or any other guarantor of or other person liable for any of the Guaranteed Debt of the Guaranteed Debt or any part thereof. Further, the obligations of the Guarantor hereunder are not discharged or impaired or otherwise affected by: the failure of the Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Debt; any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Debt; any release, non-perfection, or invalidity of any indirect or direct security for the obligations of the Borrower for all or any part of the Guaranteed Debt or any obligations of any other guarantor of or other person liable for any of the Guaranteed Debt, or any action or failure to act by Lender with respect to any collateral securing any part of the Guaranteed Debt; any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Debt; or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of the Guarantor or that would otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Debt).

DEFENSES WAIVED: To the fullest extent permitted by applicable law, the Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of all or any part of the Guaranteed Debt from any cause, or the cessation from any cause of the liability of the Borrower, other than the indefeasible payment in full in cash of the Guaranteed Debt. Without limiting the generality of the foregoing, the Guarantor irrevocably waives acceptance hereof; presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against the Borrower, any other guarantor of any of the Guaranteed Debt, or any other person. The Lender may, at its election, foreclose on any security held by it by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Debt, compromise or adjust any part of the Guaranteed Debt, make any other accommodation with the Borrower, any other guarantor or any other person liable on any of the Guaranteed Debt or exercise any other right or remedy available to it against the Borrower, any other guarantor or any other person liable on any of the Guaranteed Debt, without affecting or impairing in any way the liability of the Guarantor under this Guaranty except to the extent the Guaranteed Debt has been fully and indefeasibly paid in cash. To the fullest extent permitted by applicable law, the Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower, any other guarantor or any other person liable on any of the Guaranteed Debt, as the case may be, or any security.

FOREIGN CURRENCY: The specification of payment in a specific currency at a specific place and time pursuant to the documentation relating to the Guaranteed Debt is essential. That currency or those currencies are also the currency of account and payment under this Guaranty. If the Guarantor is unable for any reason to effect payment of a specific currency (other than United States currency) as required by the preceding sentence or if the Guarantor defaults in the payment when due of any amount of a specific currency (other than United States currency) under this Guaranty, the Lender may, at its option, require such payment to be made to the Head Office of the Lender in the equivalent amount in United States currency at the Lender's then current selling rate for electronic transfers of that currency to the place or places where the Guaranteed Debt was payable. In the event that any payment, whether pursuant to a judgment or otherwise, does not result in payment of the amount of currency due under this Guaranty, upon



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conversion to the currency of account and transfer to the place specified for payment, the Lender has an independent cause of action against the Guarantor for the deficiency.

RIGHTS OF SUBROGATION: The Guarantor will not assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against the Borrower, any person liable on the Guaranteed Debt, or any collateral, until the Borrower and the Guarantor have fully performed all their obligations to the Lender.

REINSTATEMENT; STAY OF ACCELERATION: If at any time any payment of any portion of the Guaranteed Debt is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower or otherwise, the Guarantor's obligations under this Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Lender is in possession of this Guaranty. If acceleration of the time for payment of any of the Guaranteed Debt is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Debt shall nonetheless be payable by the Guarantor forthwith on demand by the Lender.

INFORMATION: The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Debt and the nature, scope and extent of the risks that the Guarantor assumes and incurs under this Guaranty, and agrees that the Lender does not have any duty to advise the Guarantor of information known to it regarding those circumstances or risks.

TERMINATION: The Lender may continue to make loans or extend credit to the Borrower based on this Guaranty until five days after it receives written notice of termination from the Guarantor. Notwithstanding receipt of any such notice, the Guarantor will continue to be liable to the Lender for any Guaranteed Debt created, assumed or committed to prior to the fifth day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of that Guaranteed Debt.

TAXES: All payments of the Guaranteed Debt will be made by the Guarantor free and clear of and without deduction for or on account of any and all present or future taxes, levies, imposts, duties, charges, deductions or withholdings of whatever nature imposed by any governmental authority with respect to such payments, and any and all liabilities with respect to the foregoing, but excluding franchise taxes and taxes imposed on overall net income of the Lender by the United States of America or the jurisdiction in which Lender's applicable Lending Installation is located (collectively, "Taxes"). If the Guarantor is required by law to deduct any Taxes from or in respect of any sum payable to the Lender under this Guaranty, (a) the sum payable must be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this provision) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (b) the Guarantor must then make such deductions, and must pay the full amount deducted to the relevant authority in accordance with applicable law, and (c) the Guarantor must furnish to the Lender within 45 days after their due date certified copies of all official receipts evidencing payment thereof.

LIMITATION: Regardless of the amount of Guaranteed Debt outstanding at any time, the Guarantor's obligations under this Guaranty to the Lender shall not exceed the principal sum of C$ 5,000,000 (CANADIAN FIVE MILLION DOLLARS) FOR THE REVOLVING CREDIT FACILITY AND US$ 1,000,000 (US ONE MILLION DOLLARS) FOR THE FOREIGN EXCHANGE FACILITY plus accrued interest and all costs, fees and expenses (including attorneys' fees) incurred in collecting or enforcing the Guarantor's obligations under this Guaranty.



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SEVERABILITY: The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor or the Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. This Section with respect to the maximum liability of the Guarantor is intended solely to preserve the rights of the Lender to the maximum extent not subject to avoidance under applicable law, and neither the Guarantor nor any other person or entity shall have any right or claim under this Section with respect to such maximum liability of Guarantor, except to the extent necessary so that the obligations of the Guarantor hereunder shall not be rendered voidable under applicable law. The Guarantor agrees that the Guaranteed Debt may at any time and from time to time exceed the maximum liability of the Guarantor without impairing this Guaranty or affecting the rights and remedies of the Lender hereunder, provided that, nothing in this sentence shall be construed to increase the Guarantor's obligations hereunder beyond its maximum liability.

REPRESENTATIONS BY GUARANTOR: The Guarantor represents that: (a) it is duly organized, validly existing and in good standing (to the extent such concept applies to the Guarantor) under the laws where it is organized, and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted; (b) the execution and delivery of this Guaranty and the performance of the obligations it imposes (i) are within its powers; (ii) have been duly authorized by all necessary action of its governing body; and (iii) do not violate any law, conflict with the terms of its articles of incorporation or organization, its by-laws or any agreement by which it is bound or require the consent or approval of any governmental authority or any third party; (c) this Guaranty is a valid and binding agreement, enforceable according to its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally; and (d) all balance sheets, income statements, and other financial statements furnished to the Lender are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates.

INCORPORATION: The Guarantor agrees that so long as all or any portion of the Guaranteed Debt remains outstanding, it will observe, for the benefit of the Lender, the covenants and events of default set forth in the Loan Agreement dated December 14, 2000 between BANK ONE CANADA and the Guarantor, as amended (the "Loan Agreement"), which provisions and related definitions are incorporated by reference, mutatis mutandis. Those provisions and definitions remain in effect until this Guaranty is no longer in force, notwithstanding any amendment, modification, or termination of the Loan Agreement. An event of default under and as defined in the Loan Agreement constitutes an event of default under this Guaranty, which entitles the Lender to accelerate the Guarantor's obligations under this Guaranty and to exercise any and all of the remedies set forth in this Guaranty.

LENDING INSTALLATIONS; SETOFF: The Guaranteed Debt may be booked at any office, branch, subsidiary or affiliate of the Lender, as selected by the Lender (each a "Lending Installation"). All terms of this Guaranty apply to and may be enforced by or on behalf of any Lending Installation. Without limiting the rights of the Lender under applicable law, if either (i) the Guaranteed Debt is then due, whether pursuant to any agreement evidencing the Guaranteed Debt, an event of default under this Guaranty, or otherwise, or (ii) the Guarantor is insolvent (whether or not all or any part of the Guaranteed Debt is then due), then the Guarantor authorizes the Lender to apply any sums standing to the credit of the Guarantor with the Lender or any of its Lending Installations toward the payment of the Guaranteed Debt by the Guarantor under this Guaranty.



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NOTICES: All notices, requests and other communications to any party under this
Guaranty must be in writing (including bank wire, facsimile transmission or similar writing) and must be given to that party, in the case of the Guarantor, at its address or facsimile number set forth on the signature page hereof and, in the case of the Lender, at its Head Office or as otherwise specified in a notice by one party to the other. Each notice, request or other communication is effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified below and confirmation of receipt is received, (ii) if given by mail, 72 hours after the communication is deposited in the mails with first class postage prepaid, addressed as specified above, or (iii) if given by any other means, when delivered at the address specified above.

MISCELLANEOUS: No provision of this Guaranty may be amended, supplemented or modified, or any of its terms and provisions waived, except by a written instrument executed by the Lender and the Guarantor. No failure on the part of the Lender to exercise, and no delay in exercising, any right under this Guaranty waives that right; nor does any single or partial exercise of any right under this Guaranty preclude any other or further exercise of that or any other right. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law. This Guaranty binds the Guarantor and its successors and assigns, and benefits the Lender and its successors and assigns. The use of headings does not limit the provisions of this Guaranty.

GOVERNING LAW: THIS GUARANTY IS TO BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO THE LENDER.

CONSENT TO JURISDICTION: THE GUARANTOR IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE GUARANTOR IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR LATER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH A COURT IS AN INCONVENIENT FORUM. THIS PROVISION DOES NOT LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE GUARANTOR AGAINST THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

WAIVER OF JURY TRIAL: THE GUARANTOR AND THE LENDER EACH WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY OR THE RELATIONSHIP IT ESTABLISHES.



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Dated:                           , 2000      GUARANTOR:
       --------------------------            DAISYTEK, INC.

Address for Notices:

                                             By: /s/
                                                --------------------------------
Facsimile No.                                Title:
             ---------------------------           -----------------------------


                                             GUARANTOR:
                                             DAISYTEK INTERNATIONAL CORPORATION

Address for Notices:

                                             By: /s/
                                                --------------------------------
Facsimile No.                                Title:
             ---------------------------           -----------------------------